ALLIANCE ALL-MARKET ADVANTAGE FUND

SEMI-ANNUAL REPORT
MARCH 31, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS
ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

April 30, 1997

Dear Shareholder:

We are pleased to provide the semi-annual report to shareholders for Alliance All-Market Advantage Fund, a closed-end fund trading under the New York Stock Exchange symbol "AMO." Your Fund's investment objective is to seek long-term growth of capital through all market conditions. AMO invests a majority of its assets in a core portfolio of equity securities of large, intensely researched, high quality companies that we believe are likely to achieve superior earning growth. The core portfolio typically consists of the 25 companies that are the most highly regarded at any point in time. The balance of the portfolio may be invested in equity securities of other U.S. and non-U.S. companies that we believe have exceptional growth potential.

During the six month period ended March 31, 1997, AMO paid two dividends totaling $0.9366 per share. The Fund's net asset value (NAV) ended the period at $24.49 per share, up from $22.19 per share on September 30, 1996, due to strong Fund performance offset by regular distributions. The table below shows how the Fund performed during the periods ended March 31, 1997. For comparison, we've shown returns for the overall U.S. stock market, represented by the unmanaged S&P 500 Stock Index, and the Russell 1000 Growth Stock Index, which measures the performance of the 1,000 largest publicly traded U.S. stocks.


INVESTMENT RESULTS*
                                    FOR PERIODS ENDED MARCH 31, 1997
                                       6-MONTHS         12-MONTHS
                                    --------------   ---------------
ALLIANCE ALL-MARKET ADVANTAGE FUND      14.89%            18.22%
S&P 500 STOCK INDEX                     11.24%            19.82%
RUSSELL 1000 GROWTH STOCK INDEX          6.61%            17.48%


* TOTAL RETURNS ARE BASED ON NET ASSET VALUE. THE S&P AND RUSSELL INDICES ARE UNMANAGED.


SIX MONTHS IN REVIEW
During the past six months, Fund performance has benefited from the increased volatility in the market and strong stock picking. Unlike 1995, when the market went straight up, the last six months have brought both euphoria and pessimism. It is this volatility that has allowed us to change our market weightings to take advantage of the market's emotions. The Fund has also benefited from short selling certain stocks.

The Fund continues to invest approximately 25-30% of the portfolio in technology stocks. Our largest position, Intel, benefited from increasing earnings, continued dominance in the microprocessor market, and an attractive valuation. Admittedly, we are not alone in extolling the virtues of such world leaders as Intel and Microsoft. Nevertheless, we feel confident that such companies still have their best days ahead of them.

Similarly, we feel that financial companies with dominant industry positions and earnings growth of 12-15% annually are simply too cheap at their current P/E multiples of 12-13 times earnings. We can envision strong potential for such companies trading up to higher relative P/E multiples. Accordingly, we continue to hold approximately 20-25% of the Fund in this area as our secondary sector of emphasis. Interestingly, if economic growth should falter and interest rates come down, holdings in this area could also prove to counter earnings disappointments elsewhere in the portfolio. Our largest holdings in the financial sectors are Fannie Mae, Merrill Lynch and MBNA.

Beyond these two groups our selections cover a broad range of companies such as Philip Morris and UAL, and drug stocks like Pfizer and Merck. Drug stocks have seen their growth rates enhanced as the population ages and as health maintenance organizations have begun to use drugs more as preventive medication.

MARKET ENVIRONMENT AND OUTLOOK
Back in 1994 the Federal Reserve engaged in a steady stream of rate increases, and spoiled the party for the bond and equity markets. However, the Fed's actions checked any budding inflationary tendencies and helped control subsequent growth of gross domestic product (GDP) within a sustainable 2-3% rate. This laid the groundwork for the excellent stock market experience of 1995 and 1996.


1



ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

We can see that the market has learned nothing from this experience, and once again has the jitters. However, it seems to us that the Fed is once more doing exactly the right thing if the so-called new paradigm of moderate growth and moderate inflation is to be extended towards the next century.

Certainly, with the market's average price/earnings ratio at 18, we do not want to suggest that the equity markets will repeat the pace of advance seen since 1994. With hindsight, we can see that good earnings gains, in concert with low inflation, have justified such a market climb, and this combination continues to underpin current valuations.

Looking out over the next few months, it will be interesting to see how the economic statistics unfold, and whether the Federal Reserve will take additional action. We will also be watching the strength of the U.S. dollar, which is likely to negatively impact the reported earnings of certain companies.

In short, we believe the returns of 1995 and 1996 should not be expected in 1997. However, just as the Fed needed to raise rates in 1994 in order to ensure the continuation of a moderate growth, moderate inflation environment, we feel 1997 will replicate 1994 and set up solid market returns in the years to follow.

CHANGE IN QUARTERLY DISTRIBUTION
On May 5, 1997, the Fund's Board of Directors announced an increase in the Fund's minimum quarterly "managed" distribution from 2% to 2.5% of total net assets. There is a growing body of evidence that managed distribution policies, such as the Fund's, have proven more likely to improve a fund's trading characteristics if the annualized distribution rate is at least 10%. The Board of Directors thus increased the Fund's annualized distribution rate to the 10% level with a view to reducing the Fund's market discount.

Under the Fund's revised managed distribution policy, the Fund will distribute to its shareholders an amount equal to 2.5% of the Fund's total net assets as of the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of total net assets will be distributed to shareholders. If the distribution exceeds the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a tax-free return of capital to shareholders.

Thank you for your continued interest in Alliance All-Market Advantage Fund. We look forward to reporting to you again on market activity and the Fund's investment results later in the year.

Sincerely,


John D. Carifa
Chariman and President


Alfred Harrison
Senior Vice President


Michael J. Reilly
Vice President


2



TEN LARGEST HOLDINGS
MARCH 31, 1997 (UNAUDITED)
ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

COMPANY                                            VALUE     PERCENTOFNETASSETS
-------------------------------------------------------------------------------
Intel Corp. (a)                                $ 5,496,150            9.0%
UAL Corp. (a)                                    3,031,500            4.9
MBNA Corp. (a)                                   2,725,194            4.5
Philip Morris Cos., Inc. (a)                     2,602,374            4.2
Cisco Systems, Inc.                              2,492,875            4.1
Seagate Technology, Inc.                         2,459,150            4.0
Merrill Lynch & Co., Inc. (a)                    2,281,250            3.7
Compaq Computer Corp.                            2,145,500            3.5
Microsoft Corp.                                  2,044,631            3.3
Federal National Mortgage Association (a)        1,795,500            2.9
                                               $27,074,124           44.1%


(a)  Adjusted for market value of call options purchased.


3



PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)
ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                 SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS-68.7%
TECHNOLOGY-28.8%
COMMUNICATION EQUIPMENT-2.1%
Nokia Corp. ADR (a)                              22,200       $1,293,150

COMPUTER HARDWARE-6.0%
Compaq Computer Corp. (b)                        28,000        2,145,500
Dell Computer Corp. (b)                          22,400        1,514,800
                                                             ------------
                                                               3,660,300

COMPUTER PERIPHERALS-4.0%
Seagate Technology, Inc. (b)                     54,800        2,459,150

COMPUTER SOFTWARE & SERVICES-8.7%
Cisco Systems, Inc. (b)(c)                       51,800        2,492,875
First Data Corp.                                 24,100          816,388
Microsoft Corp. (b)                              22,300        2,044,631
                                                             ------------
                                                               5,353,894

SEMI-CONDUCTORS & EQUIPMENT-8.0%
Applied Materials, Inc. (b)(c)                   18,800          871,850
Intel Corp.                                       3,000          417,375
  Warrants expiring 3/14/98 (b)                  24,000        2,379,000
Novellus Systems, Inc. (b)                        6,500          448,500
Teradyne, Inc. (b)                               28,000          808,500
                                                             ------------
                                                               4,925,225
                                                             ------------
                                                              17,691,719

FINANCE-16.8%
BANKING - REGIONAL-3.7%
First Union Corp.                                11,500          932,937
NationsBank Corp.                                10,000          553,750
Norwest Corp.                                    17,000          786,250
                                                             ------------
                                                               2,272,937

BROKERAGE & MONEY MANAGEMENT-3.5%
Merrill Lynch & Co., Inc.                        20,000        1,717,500
Morgan Stanley Group, Inc.                        8,000          470,000
                                                             ------------
                                                               2,187,500


INSURANCE-0.5%
Travelers Group, Inc.
  Warrants expiring 7/31/98 (b)                   5,000          286,250

MORTGAGE BANKING-3.2%
Federal National Mortgage Association (c)        36,000        1,300,500
Green Tree Financial Corp.                       19,400          654,750
                                                             ------------
                                                               1,955,250

MISCELLANEOUS-5.9%
Household International, Inc.                    14,700        1,266,037
MBNA Corp.                                       84,850        2,365,194
                                                             ------------
                                                               3,631,231
                                                             ------------
                                                              10,333,168

CONSUMER PRODUCTS & SERVICES-11.3%
AIRLINES-7.0%
Northwest Airlines, Inc. Cl. A (b)               46,900        1,764,612
UAL Corp. (b)                                    39,000        2,525,250
                                                             ------------
                                                               4,289,862

ENTERTAINMENT-1.8%
Walt Disney Co.                                  15,500        1,131,500

RETAILING-2.3%
Home Depot, Inc.                                 13,700          732,950
Kohl's Corp. (b)                                  7,000          296,625
Wal-Mart Stores, Inc.                            14,000          390,250
                                                             ------------
                                                               1,419,825

TOBACCO-0.2%
Philip Morris Cos., Inc.                          1,000          114,125
                                                             ------------
                                                               6,955,312

HEALTHCARE-8.4%
MEDICAL SERVICES-4.7%
Columbia/HCA Healthcare Corp.                    48,250        1,622,406
Oxford Health Plans, Inc. (b)                     7,000          410,375
PacifiCare Health Systems, Inc. Cl. B (b)         9,500          819,375
                                                             ------------
                                                               2,852,156


4



ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                               SHARES OR
                                               CONTRACTS         VALUE
-------------------------------------------------------------------------
MEDICAL PRODUCTS-2.0%
Johnson & Johnson                                 6,000       $  317,250
Medtronic, Inc.                                  15,000          933,750
                                                             ------------
                                                               1,251,000

PHARMACEUTICALS-1.7%
Abbott Laboratories (c)                          10,700          600,538
Schering-Plough Corp.                             6,000          436,500
                                                             ------------
                                                               1,037,038
                                                             ------------
                                                               5,140,194

MULTI-INDUSTRY-1.2%
CAPITAL GOODS-1.2%
Tyco International Ltd.                          13,500          742,500

ENERGY-1.2%
OIL SERVICE-1.2%
Baker Hughes, Inc.                                9,800          376,075
Schlumberger Ltd.                                 3,200          343,200
                                                             ------------
                                                                 719,275

POLLUTION CONTROL-1.0%
Philip Environmental, Inc. (b)                   38,500          582,313
Total Common Stocks (cost $36,674,238)                        42,164,481

CALL OPTIONS PURCHASED-29.9% (B)
Airtouch Communications, Inc.
  expiring Jan '98 @ $20                            400          197,500
AlliedSignal, Inc.
  expiring Jan '98 @ $35                            145          538,313
Amgen, Inc.
  expiring Jan '98 @ $30                            190          524,875
Boeing Co.
  expiring Jan '98 @ $60                             70          286,125
Campbell Soup Co.
  expiring Jan '98 @ $22.50                         150          369,375
Chase Manhattan Corp.
  expiring Jan '98 @ $40                            140          798,000
Citicorp
  expiring Jan '98 @ $50                             70          413,875
  expiring Jan '99 @ $60                             65          336,375
Coca-Cola Co.
  expiring Jan '98 @ $30                            185          494,875
Dean Witter Discover & Co.
  expiring Jul '97 @ $30                            150           95,625
Federal National Mortgage Association
  expiring Jan '98 @ $20                            300          495,000
General Electric Co.
  expiring Jan '98 @ $50                            100          500,000
  expiring Jan '99 @ $60                             50          215,000
Gillette Co.
  expiring Jan '98 @ $35                             40          155,250
  expiring Jan '99 @ $55                             60          142,875
Home Depot, Inc.
  expiring Jan '98 @ $35                            100          205,000
Intel Corp.
  expiring Jan '98 @ $40                             50          503,750
  expiring Jan '99 @ $50                            233        2,196,025
Johnson & Johnson
  expiring Jan '98 @ $30                            140          332,500
Marriott International, Inc.
  expiring Jan '98 @ $30                            120          259,500
MBNA Corp.
  expiring Jan '98 @ $16.625                        200          360,000
Merck & Co., Inc.
  expiring Jan '98 @ $40                            230        1,035,000
  expiring Jan '99 @ $55                            150          498,750
Merrill Lynch & Co., Inc.
  expiring Jan '98 @ $30                            100          563,750
NationsBank Corp.
  expiring Jan '99 @ $35                            100          226,250
Nike, Inc.
  expiring Jan '98 @ $32.50                         100          312,500
  expiring Jan '98 @ $40                             50          118,125
Nokia Corp.
  expiring Jul '97 @ $45                            190          274,313
Pfizer, Inc.
  expiring Jan '98 @ $50                            210          748,125
  expiring Jan '99 @ $60                             75          225,000
Philip Morris Cos., Inc.
  expiring Jan '98 @ $60                             80          440,000
  expiring Jan '98 @ $70                            215          970,187
  expiring Jan '99 @ $70                            235        1,078,062
Schering-Plough Corp.
  expiring Jan '99 @ $50                             50          131,563


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                             CONTRACTS OR
                                               PRINCIPAL
                                                 VALUE
                                                 (000)           VALUE
-------------------------------------------------------------------------
Sears, Roebuck and Co.
  expiring Jan '98 @ $25                            255      $   656,625
Texaco Inc.
  expiring Jan '98 @ $90                             30           64,500
UAL Corp.
  expiring Jan '98 @ $32.50                         150          506,250
United Technologies Corp.
  expiring Jan '98 @ $40                            100          361,250
Wal-Mart Stores, Inc.
  expiring Jan '98 @ $20                            150          142,500
Walt Disney Co.
  expiring Jan '99 @ $50                            200          555,000
Total Call Options Purchased
  (cost $17,244,344)                                          18,327,588

SHORT-TERM INVESTMENTS-6.1%
Prudential Funding 6.76%, 4/01/97
  (cost $3,734,000)                              $3,734        3,734,000

TOTAL INVESTMENTS-104.7%
  (cost $57,652,582)                                          64,226,069

CALL OPTIONS WRITTEN-(0.9%) (B)
Chase Manhattan Corp.
  expiring Apr '97 @ $100                            20           (1,375)
Chicago Board Options
  Exchange NASDAQ 100 Index
  expiring Apr '97 @ $790                            25          (78,125)
  expiring Apr '97 @ $810                            90         (173,250)
  expiring Apr '97 @ $820                            50          (74,375)


                                               CONTRACTS
                                               OR SHARES          VALUE
-------------------------------------------------------------------------
Citicorp
  expiring Apr '97 @ $115                            30      $    (3,563)
Standard & Poor's 500 Index
  expiring Apr '97 @ $750                           100         (180,000)
  expiring Apr '97 @ $780                           100          (42,500)
  expiring Apr '97 @ $785                            20           (8,000)
  expiring Apr '97 @ $790                            15           (3,750)
Total Call Options Written
  (premiums received $1,174,298)                                (564,938)

SECURITIES SOLD SHORT-(1.2%) (B)
Apple Computer, Inc.                              5,000          (91,250)
Hercules, Inc.                                    5,000         (211,250)
Tosco Corp.                                      15,400         (438,900)
Total Securities Sold Short
  (proceeds $756,033)                                           (741,400)

TOTAL INVESTMENTS, NET OF OUTSTANDING
  CALL OPTIONS WRITTEN AND
  SECURITIES SOLD SHORT-102.6%
  (cost $55,722,251)                                          62,919,731
Other assets less liabilities-(2.6%)                          (1,578,243)

NET ASSETS-100%                                              $61,341,488


(a)  Country of origin--Finland.

(b)  Non-income producing.

(c) Security, or portion thereof, has been segregated to collateralize short sales and options. This collateral has a total market value of approximately $2,606,769.

     Glossary:
     ADR - American depository receipt.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)
ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $57,652,582)            $64,226,069
  Cash                                                                    5,153
  Receivable for investment securities sold                           5,263,472
  Dividends receivable                                                   32,314
  Deferred organization expenses and other assets                        35,873
  Total assets                                                       69,562,881

LIABILITIES
  Securities sold short, at value (proceeds $756,033)                   741,400
  Outstanding call options written, at value
    (premiums received $1,174,298)                                      564,938
  Payable for investment securities purchased                         5,451,591
  Dividend payable                                                    1,234,464
  Advisory fee payable                                                   80,899
  Administration fee payable                                             13,876
  Accrued expenses and other liabilities                                134,225
  Total liabilities                                                   8,221,393

NET ASSETS                                                          $61,341,488

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $    25,050
  Additional paid-in capital                                         49,343,315
  Accumulated net realized gain on investments                        4,775,643
  Net unrealized appreciation of investments, short sales
    and options written                                               7,197,480
                                                                    $61,341,488

NET ASSET VALUE PER SHARE (based on 2,505,000 shares outstanding)        $24.49


See notes to financial statements.


7



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                              $154,259
  Interest                                                 11,504   $  165,763

EXPENSES
  Advisory fee                                            455,672
  Administrative                                           79,392
  Custodian                                                71,451
  Audit and legal                                          41,270
  Shareholder servicing                                    31,755
  Directors' fees and expenses                             14,620
  Transfer agency                                           9,727
  Printing                                                  8,979
  Registration                                              7,110
  Amortization of organization expenses                     1,994
  Dividends on securities sold short                          924
  Miscellaneous                                             3,996
  Total expenses before interest                          726,890
  Interest expense on short sales                          18,433
  Total expenses                                                       745,323
  Net investment loss                                                 (579,560)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SHORT SALES AND OPTIONS WRITTEN
  Net realized gain on long transactions                             9,255,593
  Net realized loss on short sale transactions                        (408,266)
  Net realized loss on written option transactions                     (94,378)
  Net change in unrealized appreciation of investments,
    short sales and options written                                    (68,204)
  Net gain on investments                                            8,684,745

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $8,105,185


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   MARCH 31,1997  SEPTEMBER 30,
                                                    (UNAUDITED)        1996
                                                  --------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                               $  (579,560)   $(1,199,997)
  Net realized gain on investment, short sale and
    option written transactions                       8,752,949      4,019,458
  Net change in unrealized appreciation of
    investments, short sales and options written        (68,204)       643,212
  Net increase in net assets from operations          8,105,185      3,462,673

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                   (2,346,185)    (7,440,855)
  Total increase (decrease)                           5,759,000     (3,978,182)

NET ASSETS
  Beginning of year                                  55,582,488     59,560,670
  End of period                                     $61,341,488    $55,582,488


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)
ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Market Advantage Fund (the "Fund") was incorporated under the laws of the state of Maryland on August 16, 1994 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities including securities sold short traded on a national securities exchange are valued at the closing price on such exchange on the day of valuation or, if no such closing price is available, at the mean of the bid and asked price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Options are valued at market value or fair value, if no market exists, using methods determined by the Board of Directors. Securities for which market quotations are not readily available and illiquid securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for federal income or excise taxes are required.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $20,000 have been deferred and are being amortized on a straight-line basis through November, 1999.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income (or expense on securities sold short) is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Adviser") a monthly fee at an annualized rate of 1.50% of the Fund's average weekly net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Fund in relation to the investment record of the Russell 1000 Growth Index for certain prescribed periods. The Basic Fee, as adjusted, will range between 1.20% and 1.80% annualized of the Fund's average net assets.

Under the terms of the Administrative Agreement, the Fund pays its Administrator, Alliance Capital Management L.P., a monthly fee equal to the annualized rate of .25 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS$920 during the six months ended March 31, 1997.


10



ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

Under terms of a Shareholder Servicing Agreement, the Fund pays its Shareholder Servicing Agent, Paine Webber Inc. a quarterly fee equal to the annualized rate of .10 of 1% of the Fund's average weekly net assets.

Brokerage commissions paid for the six months ended March 31, 1997 on investment transactions amounted to $120,968, none of which was paid to affiliated brokers.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, short-term options, and U.S. government securities) aggregated $45,675,104 and $49,493,613, respectively, for the six months ended March 31, 1997. There were no purchases or sales of U.S. government and government agency obligations for the six months ended March 31, 1997.

At March 31, 1997, the cost of investments for federal income tax purposes was $55,735,088. Accordingly, gross unrealized appreciation of investments was $8,901,599 and gross unrealized depreciation of investments was $1,716,956 resulting in net unrealized appreciation of $7,184,643.

1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) options on market indices and covered put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing covered options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the six months ended March 31, 1997 were as follows:

                                                      NUMBER OF      PREMIUMS
                                                      CONTRACTS      RECEIVED
                                                      ---------    ------------
Options outstanding at beginning of period                 320     $   207,873
Options written                                          6,154       7,159,881
Options terminated in closing purchase transactions     (5,624)     (5,877,167)
Options expired                                           (400)       (316,289)
Options outstanding at March 31, 1997                      450     $ 1,174,298


2. SECURITIES SOLD SHORT
The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be partially secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested. The Fund is currently paying an interest expense of 6.25% to the prospective brokers on the market value of the short sales.


NOTE D: CAPITAL STOCK
There are 300,000,000 shares of $.01 par value common stock authorized. Of the 2,505,000 shares outstanding at March 31, 1997, the Investment Adviser owned 5,000 shares. During the six months ended March 31, 1997 and the year ended September 30, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan.


12



FINANCIAL HIGHLIGHTS
ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                      NOV. 4,
                                     SIX MONTHS ENDED  YEAR ENDED     1994(a)
                                       MARCH 31,1997    SEP. 30,    TO SEP. 30,
                                         (UNAUDITED)      1996         1995
                                      ---------------  ----------  ------------
Net asset value, beginning of period    $22.19          $23.78      $19.70(b)

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                       (.23)           (.48)       (.09)
Net realized and unrealized gain on
  investments                             3.47            1.86        5.65
Net increase in net asset value from
  operations                              3.24            1.38        5.56

LESS: DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized gains     (.94)          (2.97)      (1.48)
Total dividends and distributions         (.94)          (2.97)      (1.48)
Net asset value, end of period          $24.49          $22.19      $23.78
Market value, end of period             $21.00          $19.00      $19.50

TOTAL RETURN
Total investment return based on:(c)
  Market value                           15.44%          13.26%       5.46%
  Net asset value                        14.89%           8.10%      28.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                      $61,341         $55,582     $59,561
Ratio of expenses to average net
  asset                                   2.36%(d)        2.87%       2.00%(d)
Ratio of expenses to average net
  assets excluding interest expense       2.30%(d)(e)     2.62%       2.00%(d)
Ratio of net investment loss to
  average net assets                     (1.83)%(d)      (2.11)%      (.48)%(d)
Portfolio turnover rate                     77%            199%        140%
Average commission rate paid (f)        $.0490          $.0616          --


(a)  Commencement of operations.

(b)  Net of offering costs of $.30.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Net of interest expense of .06% on short sales (see Note C).

(f) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged.


13



ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of the Alliance All-Market Advantage Fund was held on January 9, 1997. The description of each proposal and number of shares are as follows:

                                                     SHARES      SHARES VOTED
                                                   VOTED FOR  WITHOUT AUTHORITY
-------------------------------------------------------------------------------
1. To elect directors:  Class One Directors
                        (term expires 1998)
                        Donald J. Robinson         1,979,627        34,844

                        Class Three Directors
                        (term expires 2000)
                        John D. Carifa             1,979,627        34,844
                        Ruth Block                 1,979,627        34,844
                        Robert C. White            1,979,627        34,844



                                                              SHARES    SHARES
                                                    SHARES     VOTED     VOTED
                                                  VOTED FOR   AGAINST   ABSTAIN
-------------------------------------------------------------------------------
2. To ratify the selection of Price Waterhouse
LLP as the Fund's independent auditors for the
Fund's fiscal year ending September 30, 1997:     1,992,591    3,707    18,173


14



ALLIANCE ALL-MARKET ADVANTAGE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)


OFFICERS
ALFRED HARRISON, SENIOR VICE PRESIDENT
KATHLEEN CORBET, SENIOR VICE PRESIDENT
PETER W. ADAMS, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
JACK KOLTES, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
MICHAEL J. REILLY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

DIVIDEND PAYING AGENT, TRANSFER
AGENT AND REGISTRAR
THE BANK OF NEW YORK
101 Barclay Street
New York, NY 10286

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance All-Market Advantage Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


15



ALLIANCE ALL-MARKET ADVANTAGE FUND
Summary of General Information

INVESTMENT OBJECTIVES AND POLICIES
The Fund's investment objective is to seek long-term growth of capital through all market conditions. Consistent with the investment style of the Adviser's Large-Cap Growth Group, the Fund will invest in a core portfolio of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensely-researched, high-quality companies that, in the judgement of the Adviser, are likely to achieve superior earnings growth.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "AllncAll". The Fund's NYSE trading symbol is "AMO". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as other newspapers ina table called "Closed-End Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
All shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares, unless a shareholder elects to receive cash.

Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee or the Shareholder elects to receive distributions in cash.

The Plan provides you with a convenient way to reinvest your dividends and capital gains in additional shares of the Fund, thereby enabling you to compound your returns from the Fund.
A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling 1-800-432-8224.



ALLIANCE ALL-MARKET ADVANTAGE FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

AMASR